Exhibit 10.6

Battery Future Acquisition Corp.

51 NW 26th Street, Suite 533

Miami, Florida 33127

December 14, 2021

Pala Investments Limited

Gotthardstrasse 26

6300 Zug, Switzerland

RE: Securities Purchase Agreement

Ladies and Gentlemen:

Battery Future Acquisition Corp., a Cayman Islands exempted company (the “Company”), is pleased to accept the offer made by Pala Investments Limited, a Jersey limited liability company (“Purchaser” or “you”), to purchase (i) 3,000,000 private placement warrants (the “Private Placement Warrants”), with each Private Placement Warrant entitling the holder thereof to purchase one Class A Share (as defined below) at an exercise price of $11.50 per share, and (ii) an amount of Class B ordinary shares, par value $0.0001 per share, of the Company (“Founder Shares”) equal to 2,666,667 Founder Shares (the “Shares”), which shall be exempt from forfeiture in the event that the underwriters of the initial public offering (“IPO”) of the Company’s units, each comprised of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Shares”) and one-half of one redeemable warrant (with each whole redeemable warrant entitling the holder thereof to purchase one Class A Share) (“Units”), do not fully exercise their option to purchase additional Units to cover over-allotments, if any (the “Over-allotment Option”). The terms of the sale by the Company of the Shares and the Private Placement Warrants (together, the “Securities”) to Purchaser are as follows:

1. Purchase of Securities.

1.1. Purchase of Securities. For the sum of $6,000,000 (the “Purchase Price”), which Purchaser shall pay to the Company in cash, the Company shall issue the Securities to Purchaser, and Purchaser shall purchase the Securities from the Company, on the terms and subject to the conditions set forth in this letter agreement (this “Agreement”).

1.2. Effective Time of Purchase. The Company and Purchaser hereby agree that immediately prior to the pricing of the IPO or on such earlier time and date as may be mutually agreed by Purchaser and the Company (the “Closing”), (a) Purchaser shall pay the Purchase Price to the Company, by wire transfer in immediately available funds to the account or accounts designated in writing by the Company prior to the Closing, and (b) the Company shall issue the Securities to Purchaser. Subject to the terms of Section 1.3, immediately thereafter, the Company shall (i) effect the delivery of the Securities to Purchaser in book-entry form and (ii) instruct its officers to reflect on the books and records of the Company the issuance of the Securities to Purchaser.

1.3. IPO.

1.3.1. Notwithstanding anything herein to the contrary, unless and until the closing of an IPO for gross proceeds to the Company of at least $250,000,000, the Purchase Price to be paid by Purchaser is conditioned upon, and shall be deemed paid to the Company if and only if, an IPO for gross proceeds to the Company of at least $250,000,000 (exclusive of any over-allotment) has been closed, and accordingly, the Company acknowledges and agrees that unless such an IPO has been closed, the Purchase Price may not be used for any purpose, including to satisfy any obligations or liabilities of the Company.

1.3.2. If the registration statement on Form S-1 filed with respect to the IPO is not declared effective by the United States Securities and Exchange Commission within two Business Days of the Closing, or if no IPO for gross proceeds to the Company of at least $250,000,000 (exclusive of any over-allotment) is closed within five Business Days of the Closing, then unless otherwise agreed in writing by the Company and Purchaser, the Company shall promptly remit and return to Purchaser, without deduction, the full Purchase Price, by wire transfer in immediately available funds to the account or accounts designated in writing by Purchaser.

1.3.3. Sponsor hereby guarantees to Purchaser the prompt and complete payment by the Company of any amounts due to be remitted and returned to Purchaser when due in accordance with Section 1.3.2. The guarantee contained in this Section 1.3.3 shall remain in full force and effect until the earlier of (a) the closing of an IPO for gross proceeds to the Company of gross proceeds of at least $250,000,000 (exclusive of any over-allotment) and the exercise (or irrevocable decline of exercise) by the underwriters of any over-allotment related thereto and (b) the full remittance and return of funds to Purchaser in accordance with Section 1.3.2.

1.4. Terms of the Private Placement Warrants. The Private Placement Warrants are substantially identical to the warrants included in the Units to be offered in the IPO except that (a) the Private Placement Warrants (including the Class A Shares issuable upon exercise of the Private Placement Warrants) will not, except in limited circumstances, be transferable or salable until thirty (30) days after the completion of the Company’s initial business combination (the “Business Combination”) so long as they are held by Purchaser or its permitted transferees, (b) the Private Placement Warrants will expire on the fifth anniversary of the commencement of sales in the IPO, (c) the Private Placement Warrants are being purchased pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will become freely tradable only after (i) the expiration of the lockup described above in clause (a) and (ii) they are registered pursuant to the registration rights agreement to be entered into between Purchaser and the Company or an exemption from registration is available and (d) each Private Placement Warrant shall have the terms set forth in the Warrant Agreement to be entered into between the Company and a warrant agent in connection with the Public Offering in the form attached hereto as Exhibit A (the “Warrant Agreement”).

1.5. Closing Conditions.

1.5.1. The obligation of the Company to consummate the Closing shall be subject to the satisfaction by the Company (or valid waiver by Purchaser) of the conditions that, on the Closing Date:

1.5.1.1. all representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects (other than those representations and warranties which are qualified as to materiality, which shall be true and correct in all respects) at and as of the date of the Closing;

1.5.1.2. Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

1.5.1.3. the closing of any agreement entered into on the date of this Agreement between the Company and any other purchaser of Founder Shares shall occur concurrently with the Closing, including the closing of a securities purchase agreement with Roth Capital Partners, LLC in the form attached hereto as Exhibit B (the “Roth Securities Purchase Agreement”);

1.5.1.4. the closing of any agreement entered into on the date of this Agreement between the Company and any other purchaser of private placement warrants shall occur concurrently with the Closing, including the closing of a private placement warrants agreement with Cantor Fitzgerald & Co. in the form attached hereto as Exhibit C (the “Cantor Warrants Purchase Agreement”);

1.5.1.5. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement; and

1.5.1.6. The Company and the warrant agent shall have entered into the Warrant Agreement.

1.5.2. The obligation of Purchaser to consummate the Closing shall be subject to the satisfaction by Purchaser (or valid waiver by the Company) of the conditions that, on the Closing Date:

1.5.2.1. all representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than those representations and warranties which are qualified as to materiality, which shall be true and correct in all respects) at and as of the date of the Closing;

1.5.2.2. the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

1.5.2.3. the closing of any agreement entered into on the date of this Agreement between the Company and any other purchaser of Founder Shares shall occur concurrently with the Closing, including the closing of the Roth Securities Purchase Agreement; and

1.5.2.4. the closing of any agreement entered into on the date of this Agreement between the Company and any other purchaser of private placement warrants shall occur concurrently with the Closing, including the closing of the Cantor Warrants Purchase Agreement;

1.5.2.5. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement; and

1.5.2.6. The Company and the warrant agent shall have entered into the Warrant Agreement.

2. Representations and Warranties.

2.1. Purchaser’s Representations and Warranties. To induce the Company to issue the Securities to Purchaser, Purchaser hereby represents and warrants to the Company as follows:

2.1.1. Organization and Authority. Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of Jersey and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. This Agreement is a legal, valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Purchaser of the transactions contemplated hereby do not violate, conflict with or constitute a default under (a) the formation and governing documents of Purchaser, (b) any material agreement, indenture or instrument to which Purchaser is a party or (c) any law, statute, rule, regulation, order, judgment or decree to which Purchaser is subject.

2.1.3. No Governmental Consents. No governmental, administrative or other third-party consents or approvals are required on the part of Purchaser in connection with the transactions contemplated by this Agreement.

2.1.4. Experience, Financial Capability and Suitability. Purchaser is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Securities. Purchaser acknowledges that the Securities have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser understands that it must bear the economic risk of this investment until the Securities are sold pursuant to: (a) an effective registration statement under the Securities Act or (b) an exemption from registration is available with respect to such sale. Purchaser is able to bear the economic risk of an investment in the Securities for an indefinite period of time and to afford a complete loss of Purchaser’s investment in the Securities.

2.1.5. No Government Recommendation or Approval. Purchaser understands that no federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

2.1.6. Access to Information; Independent Investigation. Prior to the execution of this Agreement, Purchaser has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the financial condition, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make the investment contemplated by this Agreement, Purchaser has relied solely on Purchaser’s own knowledge and understanding of the Company and its business based upon Purchaser’s own due diligence investigation. Purchaser understands that no person has been authorized to make any representations other than as set forth in this Agreement, and Purchaser has not relied on any other written or oral representations relating to the financial condition, business and prospects of the Company in making its investment decision.

2.1.7. Investment Representations. Purchaser represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and acknowledges the sale contemplated hereby is being made in reliance on the private placement exemption in Section 4(a)(2) of the Securities Act and/or said Regulation D and similar exemptions under state law and that the Company is relying upon the truth and accuracy of, and Purchaser’s compliance with, the representations and warranties of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire such Securities. Purchaser is purchasing the Securities solely for investment purposes, for Purchaser’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. Purchaser has not experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D under the Securities Act. Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

2.1.8. Restrictions on Transfer; Shell Company. Purchaser understands the Securities are being offered in a transaction not involving a public offering within the meaning of the Securities Act. Purchaser understands the Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and Purchaser understands that the book-entries representing the Securities will contain a legend or notation in respect of such restrictions. If, in the future, Purchaser decides to offer, resell, pledge or otherwise transfer the Securities, such Securities may be offered, resold, pledged or otherwise transferred only pursuant to: (a) an effective registration statement under the Securities Act or (b) an exemption from registration available with respect to such sale. Purchaser agrees that if any transfer of its Securities or any interest therein is proposed to be made (other than transfers to affiliates), as a condition precedent to any such transfer, Purchaser may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or available exemption, Purchaser agrees not to resell the Securities. Purchaser further acknowledges that because the Company is a shell company, Rule 144 may not be available to Purchaser for the resale of the Securities until one year following consummation of the initial Business Combination, despite the release or waiver of any contractual transfer restrictions.

2.2. Company’s Representations and Warranties. To induce Purchaser to purchase the Securities, the Company hereby represents and warrants to Purchaser as follows:

2.2.1. Organization and Authority. The Company is an exempted corporation, duly organized, validly existing and in good standing under the laws of the Cayman Islands and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. This Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.2.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (a) the formation and governing documents of the Company, (b) any material agreement, indenture or instrument to which the Company is a party or (c) any law, statute, rule, regulation, order, judgment or decree to which the Company is subject.

2.2.3. No Governmental Consents. No governmental, administrative or other third-party consents or approvals are required on the part of the Company in connection with the transactions contemplated by this Agreement.

2.2.4. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Securities will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, Purchaser will have or receive good title to the Securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and other agreements to which the Securities may become subject, (b) transfer restrictions under federal and state securities laws and (c) liens, claims or encumbrances imposed due to the actions of Purchaser.

2.2.5. No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which (a) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (b) question the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

2.2.6. Foreign Corrupt Practices. Neither the Company nor any director, manager, officer, agent, employee or other person acting on behalf of the Company has: (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

2.2.7. Compliance with Anti-Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge the Company, threatened.

2.2.8. No General Solicitation. Neither the Company nor any director, manager, officer, agent, employee or other person acting on behalf of the Company has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation or (b) published any advertisement in connection with the offer and sale of any securities.

3. Additional Agreements.

3.1. Trust Account Waiver. Purchaser hereby acknowledges that it is aware that the Company will establish a trust account (the “Trust Account”) for the benefit of its public shareholders upon the closing of the IPO. Purchaser, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Class A Shares held by it. Purchaser further agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Class A Shares held by it. In the event Purchaser has any Claim against the Company under this Agreement, Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, Purchaser may have in respect of any Class A Shares held by it.

3.2. Waiver of Redemption Rights. Purchaser hereby waives any and all rights to redeem the Shares for a portion of the amounts held in the Trust Account in the event of (a) the Company’s failure to timely complete an initial Business Combination, (b) an extension of the time period to complete an initial Business Combination or (c) upon the consummation of an initial Business Combination. For purposes of clarity, in the event Purchaser purchases Class A Shares included in the Units issued in the IPO (“Public Shares”), either in the IPO or in the aftermarket, any Public Shares so purchased shall be eligible to be redeemed for the applicable portion of the amounts held in the Trust Account in the event of (i) the Company’s failure to timely complete an initial Business Combination, (ii) an extension of the time period to complete an initial Business Combination or (iii) upon the consummation of an initial Business Combination.

3.3. Advisory Services. The Company acknowledges that Purchaser has been engaged by Sponsor to assist Sponsor in providing advisory services to the Company, which services shall include the sourcing of potential counterparties to a potential Business Combination, assisting the Company in the conduct of diligence with respect to such Business Combination, advising the Company on the retention and engagement of investment bankers, legal counsel and other advisors in connection with the evaluation, negotiation and execution of the Business Combination, and advising the Company with respect to the negotiation and documentation of a Business Combination, and such other related services as reasonably requested by the Company and Sponsor. In performing such advisory services, Purchaser will rely upon and assume the accuracy and completeness of all such documentation and information provided to it without independent verification thereof, and Purchaser will not assume responsibility for the accuracy or completeness thereof. In its capacity as provider of such advisory services, Purchaser will have no obligation to conduct any independent evaluation or appraisal of the assets or liabilities of the Company or any potential counterparty to any Business Combination or any other party or to advise or opine on any related solvency issues. The Company shall be solely responsible, and, in its capacity as provider of such advisory services, Purchaser shall have no liability with respect to any action taken by the Company in connection with such advisory services, including the financial performance of the Company or any counterparty to any Business Combination. The Company will cooperate with Purchaser in its provision of such services to Sponsor, including by providing such access to Company personnel, records and management as may be necessary for Purchaser to effect its services. The Company acknowledges that such services to be provided to Sponsor, assuming appropriate quality and standard of care of performance, will be for the benefit of, and will benefit, the Company and all of its shareholders.

4. Restrictions on Transfer.

4.1. Restrictive Legends. Any certificates representing the Shares or the Class A Shares underlying the Private Placement Warrants shall have endorsed thereon legends substantially as follows (and any book-entries representing the Shares shall have similar notations):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED,

PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SET FORTH IN A LETTER AGREEMENT WITH BATTERY FUTURE ACQUISITION CORP. (THE “COMPANY”) (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE) AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN VIOLATION OF SUCH RESTRICTIONS.”

4.2. Additional Securities or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than Founder Shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding Founder Shares without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Securities subject to this Section 4.2 or into which such Securities thereby become convertible shall immediately be subject to the terms of this Section 4. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Securities subject to this Section 4.

5. Other Agreements.

5.1. Further Assurances. Purchaser and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5.2. Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be in writing and delivered (a) personally or by certified mail (return receipt requested) or overnight courier service or (b) by electronic mail, if to the Company, at the address of its principal offices and any electronic mail address as may be designated in writing by the Company and, if to Purchaser, at its address in the books and records of the Company and any electronic mail address as may be designated in writing by Purchaser, or to such other addresses as may be designated in writing by the Company or Purchaser. All such notices, statements or other documents shall be deemed received on the date of receipt by the recipient thereof if received prior to 8:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notices, statements or other documents shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

5.3. Entire Agreement. This Agreement, together with the insider letter and the registration rights agreement to be entered into with respect to the Securities, each substantially in the form to be filed as an exhibit to the Registration Statement on Form S-1 associated with the Company’s IPO, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

5.4. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

5.5. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given and shall not constitute a continuing waiver or consent.

5.6. Assignment. The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto.

5.7. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

5.8. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

5.9. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and, as so limited, shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

5.10. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

5.11. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties hereto.

5.12. No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other parties hereto. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

5.13. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

5.14. Definitions. Terms used but not otherwise defined in this Agreement shall have the meaning assigned to such terms in the registration statement on Form S-1 the Company has filed with the U.S. Securities and Exchange Commission, under the Securities Act.

5.15. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all of the parties hereto need not sign the same counterpart. In the event that any signature is delivered in .pdf format via electronic mail, such signature shall create a valid and binding obligation of the party hereto executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

5.16. Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words “Business Day” shall mean any day except Saturday, Sunday or any other day on which commercial banks located in the State of New York are closed for business. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

5.17. Mutual Drafting. This Agreement is the joint product of the parties hereto, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

5.18. Public Announcements. The parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement, and no party hereto will make any such news release or public disclosure without first consulting with and receiving the consent of the other parties hereto (which shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, the parties hereto may make any public disclosure of this Agreement and the terms set forth herein as required by applicable securities laws or regulations and the rules of the stock exchange upon which its securities are listed.

5.19. Specific Performance. The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms. It is accordingly agreed that the parties hereto shall be entitled to seek specific performance of the terms of this Agreement, this being in addition to any other remedies to which they are entitled at law or equity.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Agreement and return it to us.

Very truly yours,

BATTERY FUTURE ACQUISITION CORP.

By:	/s/ Kristopher Salinger_
Name: Kristopher Salinger
Title: Chief Financial Officer

BATTERY FUTURE SPONSOR LLC

By:	/s/ Kristopher Salinger
Name: Kristopher Salinger
Title: Sole Member

Accepted and agreed as of the date first written above.

PALA INVESTMENTS LIMITED

By:	/s/ John Nagulendran
Name: John Nagulendran
Title: Managing Director

[Signature page to BFAC Securities Purchase Agreement]

EXHIBIT A

Warrant Agreement

(See attached.)

EXHIBIT B

Roth Capital Partners, LLC Securities Purchase Agreement

(See attached.)

EXHIBIT C

Cantor Fitzgerald & Co. Private Placement Warrants Purchase Agreement

(See attached.)